UNITED STATES
SECEURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2017

Continental Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

12950 Worldgate Drive, Suite 700, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

(703) 480-3800
(Registrant's telephone number, including the area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2017, Continental Building Products Operating Company, LLC ("Opco") a wholly owned subsidiary of Continental Building Products, Inc., (the "Company") entered into a Second Replacement Facility Amendment (the "Repricing Amendment") to the Amended and Restated Credit Agreement (the "Credit Agreement") dated August 18, 2016 (the loans thereunder, the "Term Loans") among the Company, Opco, Continental Building Products Canada, Inc., the lenders party thereto and Credit Suisse AG as administrative agent. The Repricing Amendment, among other things, provides for a reduction in the applicable margin for Term Loans based on LIBOR from 2.50% to 2.25%, and the possible further reduction in the applicable margin for Term Loans based on LIBOR to 2.00% based on the attainment of a total leverage ratio of 1.1 to 1.0 or better, as calculated pursuant to the Credit Agreement.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Repricing Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On December 11, 2017, the Company issued a press release announcing the repricing of its debt. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)
Exhibits. Second Replacement Facility Amendment dated December 6, 2017 among Continental Building Products, Inc., Continental Building Products Operating Company, LLC, Continental Building Products Canada, Inc., the Lender Parties thereto and Credit Suisse AG as Administrative Agent.

Number	Description
10.1
Second Replacement Facility Amendment dated December 6, 2017 among Continental Building Products, Inc., Continental Building Products Operating Company, LLC, Continental Building Products Canada, Inc., the Lender Parties thereto and Credit Suisse AG as Administrative Agent

99.1	Press Release issued by Continental Building Products, Inc. dated December 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

December 11, 2017	/s/ Timothy A. Power
Date	Timothy A. Power
Senior Vice President and General Counsel

Exhibit Index

Number	Description
10.1
Second Replacement Facility Amendment dated December 6, 2017 among Continental Building Products, Inc., Continental Building Products Operating Company, LLC, Continental Building Products Canada, Inc., the Lender Parties thereto and Credit Suisse AG as Administrative Agent

99.1	Press Release issued by Continental Building Products, Inc. dated December 11, 2017.

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